THE POWER *of* HUMAN™

Enumeral Overview
February 2015

Arthur H. Tinkelenberg, Ph.D.
President and CEO

ENUMERAL
THE POWER OF HUMAN™

Forward Looking Statements
OTC QB: ENUM

THIS PRESENTATION CONTAINS FORWARD-LOOKING STATEMENTS THAT ARE BASED ON THE COMPANY'S CURRENT EXPECTATIONS, ASSUMPTIONS, ESTIMATES AND PROJECTIONS ABOUT THE COMPANY AND THE PHARMACEUTICAL INDUSTRY. THE COMPANY MAKES NO REPRESENTATIONS ABOUT THE ACCURACY OF SUCH STATEMENTS ESTIMATES OR PROJECTIONS. FORWARD-LOOKING STATEMENTS ARE INDICATED BY WORDS SUCH AS: MAY, WILL, SHOULD, PREDICT, CONTINUE, PLAN, EXPECT, ANTICIPATE, ESTIMATE, INTEND, BELIEVE, COULD, GOAL OBJECTIVES AND SIMILAR EXPRESSIONS.

FORWARD-LOOKING STATEMENTS MAY INCLUDE, BUT ARE NOT LIMITED TO, STATEMENTS CONCERNING THE COMPANY'S ANTICIPATED PERFORMANCE, INCLUDING REVENUE AND PROFIT EXPECTATIONS; DEVELOPMENT AND IMPLEMENTATION OF OUR COLLABORATIONS; DURATION; SIZE; SCOPE AND REVENUE ASSOCIATED WITH COLLABORATION PARTNERSHIPS; BENEFITS PROVIDED TO COLLABORATION PARTNERS BY OUR TECHNOLOGY; BUSINESS MIX; REVENUES AND GROWTH IN OUR PARTNER BASE; MARKET OPPORTUNITIES; COMPETING TECHNOLOGIES, INDUSTRY CONDITIONS AND TRENDS; AND REGULATORY DEVELOPMENTS.

ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THE ANTICIPATED RESULTS DUE TO SUBSTANTIAL RISKS AND UNCERTAINTIES RELATED TO THE COMPANY AND THE BIOPHARMACEUTICAL INDUSTRY IN WHICH THE COMPANY OPERATES.

ENUMERAL

Enumeral's Mission

Discover and Develop
Best-In-Class Antibody Immunotherapies
Using Our Proprietary Platform that
Uniquely Leverages Human Cell Biology

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Enumeral Opportunity

- Developing pipeline of antibody product candidates **modulating Tumor-Infiltrating Lymphocyte ("TIL") function**

- Checkpoint modulators derived from **proprietary target-specific** antibody libraries

- Proprietary '**immune system on a chip**' platform guides human-based validation of **optimal target combinations and selection of best-in-class antibodies** for treating unmet needs in oncology:

  → **breaking the 'immuno-oncology code'**

- **Opportunity** to define new uses for immunotherapy within oncology, and beyond: inflammation and autoimmunity

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Enumeral opportunity

Multiple product candidate opportunities using Enumeral's rapid antibody discovery technology


2015
Q1
Q2
Q3
Q4
2016
Q1
Q2
Q3
Q4
2017
Q1
Q2
Q3
Q4
IND Filing
PD-1:
IND Enabling Studies and CMC
Phase I
Tim3 Screening
Preclinical Efficacy
IND Enabling Studies and CMC
OX40 Screening
Preclinical Efficacy
IND Enabling Studies and CMC
Lag-3 Screening
Preclinical Efficacy
IND Enabling Studies and CMC
VISTA Screening
Preclinical Efficacy
IND Enabling Studies and CMC
Undisclosed
Preclinical Efficacy
IND Enabling Studies

Multiple opportunities to enter into co-development partnerships: Enumeral business model*

****Enumeral intends to enter into co-development partnerships for IND-enabling and Phase 1 clinical trials***

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Immunotherapy market opportunity

- Immunotherapy predicted to generate sales of up to $35 billion per year over next 10 years and treat up to 60% of all cancers*

- Yervoy proves clinical and commercial success is tenable - launched in 2011, >$1B in revenue year ended June 30th, 2014**

- Strong interest among pharmaceutical companies, especially for antibodies

- Merck, Bristol Myers Squibb, AstraZeneca, Roche lead; others actively investing

*Citigroup
**Bristol Myers Squibb

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Enumeral's Platform

Proprietary Harvard and MIT-developed high-density bio-chip and one-day process measures key parameters of ***function*** of ***individual immune cells*** from ***patient samples:***



84,672 microwells



- Determine cell function through cell secretions
- Determine cell type and biological function
- Recover cells of interest and gene sequences important to disease

- **Uniquely enables enumeration and rapid identification of rare immune cells critical to responses**
- **Immune system on a chip**
- **Preclinical validation of targets using human-derived tissue samples**
- **Efficient generation of new and proprietary antibodies**

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Human is Better

Research models do not predict human response to immunotherapies

Conventional Approach





Enumeral's Differentiated Approach





Enumeral's technology enables selection of best-in-class candidates using human cells from patients

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Why is it Difficult to Develop Novel Immunotherapies?

'Mechanisms of action' difficult to measure

→ *Immunotherapy changes 'behavior' of immune system*

Disease 'models' not predictive

→ *Research models are not predictive of human disease*

Rare human cells that underlie disease processes

→ *Difficult to enumerate with current technologies*



CTX
metastasis
1° TUMOR
CD11b⁺ monocytes
CSF-1
EGF
cathepsins
CD8⁺ T cell (granzyme B⁺)
DAMPS
IL-12
Dendritic Cells
IL-10
CSF-1R
TH2- Macrophages CD11b⁺F4/80⁺
IL-4
IL-13
CD4⁺ TH2 cells

Figure from Cancer Cell. 2014 Nov 10;26(5):623-37. Macrophage IL-10 Blocks CD8(+) T Cell-Dependent Responses to Chemotherapy by Suppressing IL-12 Expression in Intratumoral Dendritic Cells. Ruffell B, Chang-Strachan D, Chan V, Rosenbusch A, Ho CM, Pryer N, Daniel D, Hwang ES, Rugo HS, Coussens LM.

'Immune system on a chip' provides rational target validation for combination therapies



Enumeral's technology enables measurement of targets on TILs in human biopsy samples



Unbiased identification of rare cells
Identified by **function** not markers
Mucosal Biopsy ~20,000 Cells
No sorting or enrichment
1000 secretion events
CD4
CD8
CD79
No Canonical Markers
TNFα
IL-17
IFNγ
IL-2
Segmented by cytokine secretion
Determine identity of secreting cells

Validation – NCI sponsored contract for colorectal cancer (CRC)

ENUMERAL

Enumeral's human-based target validation and lead selection

Patients → **Biopsy** → **TILs** → **Antibodies and bispecifics**



[Indication 1]
[Indication 2]
[Indication 3]
...
[Indication X]



Validate targets on TILs

PD-1
OX40
Tim3
VISTA
Lag-3
..etc..

Antibodies from ENUM proprietary libraries

Selected based on predicted effects from ex vivo human studies

Format dependent on target validation: are targets proximal?

Combination therapy or bispecific?

Differentiated approach to break the 'immuno-oncology code'

ENUMERAL

First program screening output: PD-1


BMY
MRK
MDVN

- Rapid generation of broad diversity of antibody sequences
- Potential for strong intellectual property around validated targets

Screen 1-12 Heavy chain AA sequences from PD1
N= 349 sequences; 28 families of antibodies

ENUMERAL

Enumeral's novel 'ex vivo pharmacology' approach to selecting potential best-in-class antibodies

Hypothetical output of platform: testing functional heterogeneity of antibodies*



Antibody
(IFNg secretion)
(IFNg secretion)
(IFNg secretion)
(IFNg secretion)
(IFNg secretion)
ENUM_1
ENUM_2
ENUM_3
Reference
Potential PD-1 expression, by cell type:
CD4+
CD8+
Treg
NK
MΦ

**Patent pending*

Program Summary

- **Anti-PD-1 antibodies**
  - First program reached initial preclinical validation of lead candidates; supports potential programs in cancer and inflammatory disease
  - Partnering conversations initiated
- **Additional programs**
  - OX40 and Lag-3 screening ongoing
  - Tim3 and VISTA initiated Q1 2015
  - Additional programs to commence Q3 2015
- **Human-based target validation and lead selection ongoing**
  - Supports identification of potential candidates that selectively engage targeted immune cells using Enumeral's ex vivo 'Human Approach'

ENUMERAL

Anti-PD-1 key questions: "What is the drug mechanism?"

- Ipilimumab, Nivolumab
  - Do these drug 'deplete' cells? Induce anergy? Induce apoptosis? Activate T cells? What else happens?
  - Why are these agents active in melanoma but not in colorectal cancer?
  - What accounts for patient variability in efficacy vs. adverse events?

- Enumeral's platform: potential to solve these questions based on ex vivo human profiling


T-cell inhibited by PD-L1, PD-L2 expressed on lymphoma
Anti-PD-1 blocks inhibitory signal, permitting T-cell activation
Lymphoma Cell
MHC
TCR
T-cell
PD-L1
PD-L2
PD-1
Anti-PD-1
Anti-PD-1

http://www.hematology.org/Thehematologist/Diffusion/2560.aspx

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PD-1 target physiology: "What is the cause of disease?"

- Can PD-1 be a target outside of oncology?
  - Are psoriasis, inflammatory bowel disease, or rheumatoid arthritis T cell diseases?
  - Is the (presumed) IL-17 or IFNγ coming from pathologic T cells?
  - Is the disease etiology universal or variable across patients?
- Enumeral's platform: potential to solve these questions based on ex vivo human profiling



Genes
HLA-DQ, DR, and other genes
Caused by vitamin D deficiency and disrupted by leaky gut
Gluten, grains, nutritional deficiencies, virus, bacteria, etc.
Autoimmune disease
T
B
DC
Immune regulation
Environment

http://4.bp.blogspot.com/-osJ2cEwHG5s/UWFL4F54UfI/AAAAAAAAAGs/-OmPwwVzWxs/s320/Autoimmune-disease-diagram1+(1).png

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Enumeral Business Model

Generate near-term revenue and long-term value creation

Multiple corporate partnering discussions ongoing

- Strategic partnerships
- Out-licensing and co-development
- Patient response stratification
- Resurrection of failed drug candidates

Potential economics: License fees, research support, milestone payments and royalties

Ongoing Partnering Discussions	
Company	**Area**
Pharma	Oncology
Biotech	Autoimmune
Biotech	Oncology/Inflammation
Big Biotech	Various
Pharma	Various
Pharma	Oncology
Pharma	Oncology
Biotech	Oncology
Big Biotech	Oncology/Inflammation

ENUMERAL

Enumeral and Merck Form Collaboration for Predicting Clinical Drug Response with Human-driven Immune Profiling Platform

- December 18, 2014
- Oncology-focused collaboration using Enumeral's human approach to interrogate the tumor microenvironment in colorectal cancer tissues obtained directly from patients in order to identify functional cellular responses to immuno-oncology therapies being developed by Merck.
- Enumeral will receive R&D funding and is eligible to receive undisclosed future milestone payments if certain goals are achieved. Merck has exclusive rights to data related to its proprietary compounds that are generated from the studies.

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Recent Achievements

- Collaboration deal signed with top immuno-oncology pharmaceutical company (Merck, December 18, 2014)
- Awarded $1M Phase II SBIR contract from the National Cancer Institute for technology development for human immuno-oncology profiling (September 2014)
- Established collaboration with Jedd Wolchok's group at MSKCC as part of NCI Phase II contract (January 2015)
- Appointments of veteran biotech executives to Board of Directors – Paul J. Sekhri, President and Chief Executive Officer of Lycera Corp. Robert L. Van Nostrand, former CFO of OSI Pharmaceuticals
- Raised $21.5M through private placement offering and began public trading on the OTC Markets (OTCQB:ENUM; July 2014)

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Near-term Corporate Objectives

- 2015 (1H):
  - Sign additional corporate partnership
  - Achieve key human ex vivo preclinical milestone in lead program (PD-1)
- 2015 (2H):
  - Commence IND-enabling studies in first program (with a partner)
  - Sign additional corporate partnership
  - Achieve key human ex vivo preclinical milestones on next programs (OX40 and Tim3)
  - Commence screening programs for next two targets
- 2016
  - IND filing in first program; initiate Phase 1 (with a partner)
  - Next two programs proceed to IND-enabling work
  - Sign additional corporate partnership

ENUMERAL

Management Team

- **John J. Rydzewski, Executive Chairman, Co-Founder, Director**
  Co Chair, RAND Healthcare Advisory Board, Christofferson-Robb, Kidder-Peabody, Price Waterhouse & Co., Wharton

- **Arthur H. Tinkelenberg, Ph.D., President & CEO, Co-Founder, Director**
  Ascent Biomedical Ventures, Robertson-Stephens, Columbia, Rockefeller

- **Kevin G. Sarney, Vice President, Finance, and Chief Accounting Officer**
  Avaxia, Archemix, NitroMed and PricewaterhouseCoopers

- **Isabel Chiu, Ph.D., Vice President, Vice President of Translational and Clinical Sciences**
  AVEO, GPC-Biotech, Mitotix, Johns Hopkins

- **Cokey Nguyen, Ph.D., Vice President of Research and Development**
  FORMA, Genzyme, Novartis, MIT, Washington University, Harvard

- **Derek Brand, Vice President, Business Development**
  New York Academy of Sciences, HyperMed, Argose, GE Sensing

- **Matthew A. Ebert, General Counsel**
  Stream Global Services, NitroMed, Hale and Dorr LLP (now WilmerHale LLP)

Board of Directors

- **John J. Rydzewski, Executive Chairman, Co-Founder**
- **Arthur H. Tinkelenberg, Ph.D., President & CEO, Co-Founder**
- **Barry Buckland, Ph.D., Co-Founder, Co-Chairman of the Scientific Advisory Board**
  Merck's bioprocess R&D Group; launched immunotherapy products, including GARDASIL, ROTATEQ, and ZOSTAVAX
- **Allan Rothstein**
  Managing Director, Hedge Capital Partners
- **Paul J. Sekhri**
  Independent Director, President and Chief Executive Officer of Lycera Corp.
- **Robert L. Van Nostrand**
  Independent Director, former Chief Financial Officer, OSI Pharmaceuticals
- **Daniel Wolfe, Ph.D.**
  President, Chief Operating Officer, & Managing Director of Harris & Harris Group, Inc. (NASDAQ:TINY)

ENUMERAL

Summary: Enumeral's differentiation in immunotherapy

- Platform for developing best-in-class product candidates based on a fundamental understanding of target physiology in human cells
- Unique ex vivo 'human approach' for antibody candidate selection using patient-derived biopsy samples
- Understanding of target physiology across patients may provide for stratification, label expansion, and drug asset re-positioning
- Potential to improve predictability and probability of success for development of novel immunotherapies

ENUMERAL

Financials & Capitalization

Category	
Common Shares Outstanding	51,591,710
Warrants Outstanding*	24,803,409
Options Outstanding	2,374,420
Burn Rate, Q3 '14	($2.1M)
Total Debt	$0.0M
Cash and Cash Equivalents**	$16.2M

**21,549,510 are exercisable at $2.00*
***As of September 30, 2014*

***Enumeral:** uniquely positioned to address unmet needs in expanding market for discovery and development of novel immunotherapies*

OTC QB: ENUM	Price: $0.82
Market Cap (2/20/2015)	$42.3M

THE POWER *of* HUMAN™

Arthur H. Tinkelenberg, Ph.D.
President and CEO
arthur@enumeral.com
617-500-2647

ENUMERAL